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                                    GMO TRUST

             AMENDED AND RESTATED SUPPLEMENT DATED APRIL 24, 2000 TO
                    GMO TRUST PROSPECTUS DATED JUNE 30, 1999
                       (AS REVISED DECEMBER 31, 1999)
               GMO TRUST SHAREHOLDER'S MANUAL DATED JUNE 30, 1999
                          (AS REVISED OCTOBER 5, 1999)


     ADDITIONAL INFORMATION REGARDING PURCHASES OF FUND SHARES
     ---------------------------------------------------------

     Brokers and agents are authorized to accept orders on the Funds' behalf. Investors may be charged a fee if they effect a transaction through a broker or agent.

     GMO U.S. CORE FUND, GMO TOBACCO-FREE CORE FUND, GMO VALUE FUND, GMO FUNDAMENTAL VALUE FUND AND GMO GROWTH FUND
     --------------------------------------------------------------------

     Notwithstanding references to the contrary in the GMO Trust Prospectus (see, e.g., "Fees and Expenses") and GMO Trust Shareholder's Manual (see, e.g., "Purchase Premiums and Redemption Fees"), effective April 7, 2000, none the above-referenced Funds will charge a purchase premium in connection with the purchase of Fund shares.


     GMO INFLATION INDEXED BOND FUND
     -------------------------------

     Notwithstanding references to the contrary in the GMO Trust Prospectus (see, e.g., "Fees and Expenses") and GMO Trust Shareholder's Manual (see, e.g., "Purchase Premiums and Redemption Fees"), effective March 15, 2000, the GMO Inflation Indexed Bond Fund will no longer charge a purchase premium in connection with the purchase of Fund shares, and will longer charge a redemption fee in connection with a sale of Fund shares.


     GMO GLOBAL PROPERTIES FUND
     --------------------------

     The GMO Global Properties Fund ceased operations on February 29, 2000. Notwithstanding the references to this Fund in the GMO Trust Prospectus, shares of this Fund are no longer available to investors.


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